SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

November 19, 2003
Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

ITEM 7.	STATEMENTS AND EXHIBITS.

(c)	The following exhibits are being filed or furnished with this report.

Exhibit 99.1	Text of the press release issued by Hewlett-Packard Company dated November 19, 2003, entitled "HP Reports Fourth Quarter 2003 Results," the non-GAAP condensed consolidated financial statements and the condensed GAAP statement of cash flows (furnished herewith).

Exhibit 99.2	GAAP condensed consolidated quarterly financial statements for the fiscal quarter ended October 31, 2003 (filed herewith).

ITEM 12.	RESULTS OF OPERATION AND FINANCIAL CONDITION.

On November 19, 2003, HP issued a press release relating to the results of its fiscal quarter ended October 31, 2003. A copy of the text of the press release, entitled "HP Reports Fourth Quarter 2003 Results," the non-GAAP condensed consolidated financial statements and the condensed consolidated GAAP statement of cash flows is furnished (not filed) as Exhibit 99.1 hereto. The information in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Attached to the text of HP's press release announcing earnings for its fiscal quarter ended October 31, 2003 were the GAAP condensed consolidated quarterly financial statements for the fiscal quarter ended October 31, 2003 filed herewith as Exhibit 99.2. Exhibit 99.2 is filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and therefore may be incorporated by reference into filings under the Securities Act of 1933, as amended.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: November 19, 2003	By:	/s/ CHARLES N. CHARNAS

	Name:	Charles N. Charnas
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of the press release issued by Hewlett-Packard Company dated November 19, 2003, entitled "HP Reports Fourth Quarter 2003 Results," the non-GAAP condensed consolidated financial statements and the condensed consolidated GAAP statement of cash flows (furnished herewith).

99.2	GAAP condensed consolidated quarterly financial statements for the fiscal quarter ended October 31, 2003 (filed herewith).